(LEPERCQ-ISTEL LOGO)

LEPERCQ-ISTEL FUND

SEMI-ANNUAL REPORT
JUNE 30, 1997

LEPERCQ-ISTEL FUND

AUGUST 10, 1997

DEAR SHAREHOLDERS:

The second quarter saw a continuation of many of the trends that appeared in the first quarter. In a two-tiered market characterized by the substantial outperformance of a narrow group of large capitalization stocks, our Fund has continued to lag.
                                               FIRST HALF
                                                  1997
                                               ----------
         Lepercq-Istel Fund                     -1.58%
         Lipper Growth and Income Funds Index   15.93%
         Standard & Poor's 500 Stock Index      20.61%

Few active money managers outperformed the S&P 500 during the first half. The average return of U.S. equity mutual funds for the first six months of the year, according to Lipper Analytical Services, was 13.0%. Adjusting out the impact of size, the equal-weighted S&P 500 was up 15.5%, underperforming the index by 5%. The average return for a broad group of 5,460 actively traded stocks was 8.4%.+
                                                                            <F1>
The strong performance of the mega-capitalization stocks was the result of focus by investors on stable growth companies in an aging economic cycle and the growing importance of liquidity. Additional factors that negatively impacted the Fund were the underperformance of its smaller-capitalization technology and specialty finance holdings which were out of favor during this period.

Our investment approach often leads us to buy companies experiencing short-term interruptions of growth that are well-positioned for the long-term. In a market environment that places a large premium on positive momentum and a punitive discount for any kind of a stall, we believe there is more value in buying the discounted merchandise. However, at times, such a strategy is likely to result in a lower than average correlation to the popular market indices.

The current bull market is nearing its sixth anniversary without a 10% correction. While this market has been sustained by near perfect macro-economic trends, valuations have become stretched. Clearly, we are not about to jump on the large-stock liquidity bandwagon. We will continue to follow our approach of investing in corporate transformations that are reasonably valued. Our current level of cash of 13% is more of a reflection of the growing difficulty in finding stocks that meet our investment parameters than a market timing decision.

Thank you for your continued support.

Sincerely,

/s/ Andrew Merz Hanson             /s/ Tsering Ngudu

Andrew Merz Hanson, CFA            Tsering Ngudu
Co-President                       Co-President

+ <F1>As calculated by Goldman, Sachs & Co.

           Past performance is not predictive of future performance.

SCHEDULE OF INVESTMENTS
JUNE 30, 1997
(UNAUDITED)

    NUMBER                                                           MARKET
 OF SHARES                                                            VALUE
 ---------                                                           ------

            COMMON STOCKS - 87.06%
            AUTO PARTS - 1.83%
    12,000  Federal - Mogul                                        $420,000
                                                                 ----------

            COMMUNICATIONS - 15.31%
    20,000  Bay Networks*<F2>                                       531,250
    15,000  Comverse Technology*<F2>                                781,875
    20,000  Digital Microwave*<F2>                                  585,000
    40,000  Loral Space &
              Communications*<F2>                                   600,000
    60,000  Intervoice*<F2>                                         543,750
    30,000  Orbital Sciences*<F2>                                   476,250
                                                                 ----------
                                                                  3,518,125
                                                                 ----------

            COMPUTERS/INFORMATION - 1.85%
    12,000  Digital Equipment*<F2>                                  425,250
                                                                 ----------

            CONSUMER SERVICES - 1.74%
    16,000  IKON Office Solutions                                   399,000
                                                                 ----------

            ENERGY/INDEPENDENTS - 7.58%
    40,000  Benton Oil & Gas*<F2>                                   600,000
    56,000  KCS Energy                                            1,141,000
                                                                 ----------
                                                                  1,741,000
                                                                 ----------

            ENERGY/OIL SERVICES - 4.54%
    80,000  Tesco*<F2>                                            1,043,811
                                                                 ----------

            FINANCIAL SERVICES/DIVERSIFIED - 4.70%
    50,000  Consumer Portfolio
              Services*<F2>                                         600,000
    13,500  Green Tree Financial                                    480,937
                                                                 ----------
                                                                  1,080,937
                                                                 ----------

            INDUSTRIAL/COMMERCIAL SERVICES - 4.59%
    24,000  First Data                                            1,054,500
                                                                 ----------

            INSURANCE - 5.64%
    35,000  Conseco                                               1,295,000
                                                                 ----------

            MEDIA-BROADCASTING - 3.14%
    35,000  United Video Satellite
              Group, Class A*<F2>                                   721,875
                                                                 ----------

            MEDICAL SUPPLIES - 3.33%
    45,000  CONMED*<F2>                                             765,000
                                                                 ----------

            PHARMACEUTICALS - 3.24%
    18,000  Forest Laboratories*<F2>                                745,875
                                                                 ----------

            REAL ESTATE INVESTMENT TRUSTS - 6.94%
    25,000  Ambassador Apartments                                   621,875
    25,000  CRIIMI MAE                                              400,000
    15,000  Storage USA                                             573,750
                                                                 ----------
                                                                  1,595,625
                                                                 ----------

            RETAILERS - 3.20%
    60,000  Kmart*<F2>                                              735,000
                                                                 ----------

            SEMICONDUCTOR - 7.99%
    25,000  Adaptec*<F2>                                            868,750
    43,000  Integrated Circuit Systems*<F2>                         967,500
                                                                 ----------
                                                                  1,836,250
                                                                 ----------

            SOFTWARE/PROCESSING - 11.44%
    16,000  BMC Software*<F2>                                       886,000
    48,000  FileNet*<F2>                                            696,000
    31,852  Sterling Commerce*<F2>                                1,047,134
                                                                 ----------
                                                                  2,629,134
                                                                 ----------
            Total Common Stocks
              (Cost $13,687,807)                                 20,006,382
                                                                 ----------

            RESTRICTED
              SECURITIES - 0.00% (NOTE 2)
    38,020  Westfed Holdings, Class B, Common*<F2>                        1
   128,290  Westfed Holdings, 15.50%,
              Convertible Preferred*<F2>                                  1
                                                                 ----------
            Total Restricted Securities
              (Cost $11,126,810)                                          2
                                                                 ----------
 PRINCIPAL
    AMOUNT
 ---------

            U.S. TREASURY NOTES - 0.11%
   $25,000  U.S. Treasury Notes,
               9.00%, due 5/15/98                                    25,680
                                                                 ----------
            Total U.S. Treasury Notes
              (Cost $24,961)                                         25,680
                                                                 ----------

            U.S. TREASURY BILLS - 12.88%
 1,500,000  U.S. Treasury Bills,
              due 8/28/97                                         1,487,799
 1,500,000  U.S. Treasury Bills,
              due 11/13/97                                        1,471,030
                                                                 ----------
            Total U.S. Treasury Bills
              (Cost $2,958,830)                                   2,958,829
                                                                 ----------
            Total Investments -  100.05%
              (Cost $27,798,408)                                 22,990,893
                                                                 ----------
            Liabilities, less
              Other Assets - (0.05)%                               (11,988)
                                                                 ----------
            NET ASSETS - 100.00%                                $22,978,905
                                                                ===========

    *<F2>Non-income producing security.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
(UNAUDITED)

ASSETS:
  Investments, at market value
     (Cost $27,798,408)
     (Note 2)                                         $22,990,893
  Receivable for Fund shares
     purchased                                            100,000
  Dividend receivable                                      10,574
  Interest receivable                                         287
  Other assets                                             17,622
                                                      -----------
  Total Assets                                         23,119,376
                                                      -----------
LIABILITIES:
  Payable to Adviser                                       40,580
  Accrued expenses and
     other liabilities                                     99,891
                                                      -----------
  Total Liabilities                                       140,471
                                                      -----------
NET ASSETS                                            $22,978,905
                                                      ===========

NET ASSETS CONSIST OF:
  Capital stock                                       $25,868,958
  Accumulated undistributed
     net investment (loss)                               (46,652)
  Accumulated undistributed
     net realized gains on
     investments                                        1,964,114
  Net unrealized (depreciation)
     on investments (Note 2)                          (4,807,515)
                                                      -----------
  Total Net Assets                                    $22,978,905
                                                      ===========

  Shares outstanding
     (unlimited shares of $1.00
     par value authorized)                              1,226,871
  Net Asset Value, offering price
     and redemption price
     per share                                             $18.73
                                                           ======


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Dividend income                                         $62,900
  Interest income                                          51,295
  Other income                                                 38
                                                      -----------
  Total income                                            114,233
                                                      -----------
EXPENSES:
  Investment advisory fee                                  85,130
  Administration fee                                       14,025
  Shareholder servicing and
     accounting costs                                      28,038
  Custody fees                                              5,751
  Federal and state registration                            7,043
  Professional fees                                        22,400
  Reports to shareholders                                   3,258
  Trustee fees and expenses                                 5,575
  Distribution expenses                                    11,062
  Insurance                                                 2,053
  Other                                                     1,550
                                                      -----------
  Total expenses                                          185,885
                                                      -----------
NET INVESTMENT (LOSS)                                    (71,652)
                                                      -----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain
     on investments                                     2,081,800
  Change in unrealized
     depreciation on investments                      (2,381,172)
                                                      -----------
  Net realized and unrealized
     (loss) on investments                              (299,372)
                                                      -----------
NET DECREASE IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                      $(371,024)
                                                      ===========

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                       SIX MONTHS ENDED            YEAR ENDED
                                          JUNE 30, 1997     DECEMBER 31, 1996
                                         --------------     -----------------
                                            (UNAUDITED)
OPERATIONS:
  Net investment (loss)                       $(71,652)            $(145,100)
  Net realized gain on investments            2,081,800             1,413,250
  Change in unrealized depreciation
    on investments                          (2,381,172)             3,920,329
                                            -----------           -----------
  Net increase (decrease) in net assets
    resulting from operations                 (371,024)             5,188,479
                                            -----------           -----------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                              --                    --
  Net realized gains                                 --           (1,160,547)
                                            -----------           -----------
  Total Distributions                                --           (1,160,547)
                                            -----------           -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares subscribed               559,060               779,689
  Shares issued to holders in
    reinvestment of dividends                        --               968,529
  Cost of shares redeemed                   (1,364,223)           (1,852,021)
                                            -----------           -----------
  Net decrease in net assets from
    capital share transactions                (805,163)             (103,803)
                                            -----------           -----------
TOTAL INCREASE (DECREASE)
IN NET ASSETS                               (1,176,187)             3,924,129
                                            -----------           -----------
NET ASSETS:
  Beginning of period                        24,155,092            20,230,963
                                            -----------           -----------
  End of period (including undistributed
    net investment income (loss) of
    $(46,652) and $25,000, respectively)    $22,978,905           $24,155,092
                                            ===========           ===========

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                                  ENDED
                                               JUNE 30,                                  DECEMBER 31,
                                                                 --------------------------------------------------------
PER SHARE DATA:                                    1997           1996        1995         1994        1993         1992
                                            -----------          -----       -----        -----       -----        -----
                                            (UNAUDITED)

Net asset value, beginning of period             $19.03         $15.83      $13.17       $14.84      $14.17       $14.05
                                                -------        -------     -------      -------     -------      -------
Income from investment operations:
  Net investment income (loss)                   (0.06)      (0.11)(1)<F3> 0.14(1)<F3>     0.18        0.29         0.40
  Net realized and unrealized gains
    (losses) on investments                      (0.24)           4.26        3.42       (0.93)        1.62         0.35
                                                -------        -------     -------      -------     -------      -------
  Total from investment operations               (0.30)           4.15        3.56       (0.75)        1.91         0.75
                                                -------        -------     -------      -------     -------      -------
Less distributions:
  Dividends from net
    investment income                                --             --      (0.13)       (0.18)      (0.29)       (0.40)
  Dividends in excess of net
    investment income                                --             --          --       (0.03)      (0.03)       (0.01)
  Distributions from capital gains                   --         (0.95)      (0.77)       (0.71)      (0.92)       (0.22)
                                                -------        -------     -------      -------     -------      -------
  Total distributions                                --         (0.95)      (0.90)       (0.92)      (1.24)       (0.63)
                                                -------        -------     -------      -------     -------      -------
Net asset value, end of period                   $18.73         $19.03      $15.83       $13.17      $14.84       $14.17
                                                =======        =======     =======      =======     =======      =======

Total return                                  (1.6)%(4)<F6>      26.3%       27.1%       (5.1)%       13.5%         5.3%
Supplemental data and ratios:
  Net assets (in millions)
    end of period                                 $23.0          $24.2       $20.2        $18.5       $16.6        $17.0
  Ratio of expenses to
    average net assets                         1.64%(5)<F7>   1.65%(2)<F4>   1.50%        1.56%       1.51%        1.53%
  Ratio of net investment income
    (loss) to average net assets             (0.63)%(5)<F7> (0.65)%(2)<F4>   0.89%        1.36%       2.00%        2.90%
  Portfolio turnover rate                        27.56%         54.13%      59.72%       70.66%      19.88%       20.37%
  Average commission rate
    per share(3)<F5>                            $0.0993        $0.0917          --           --          --           --

(1)<F3>Net investment income per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(2)<F4>Without voluntary expense reimbursements of $13,000 for the year ended
December 31, 1996, the ratio of expenses to average net assets would have been 1.71%
and the ratio of net investment loss to average net assets would have been (0.71)%.
(3)<F5>Average per share amounts of brokerage commissions on portfolio transactions. Required by regulations first effective for the fiscal year ended
December 31, 1996.
(4)<F6>Not annualized.
(5)<F7>Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1997 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

 Lepercq-Istel Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company, established under a Declaration of Trust dated April 8, 1986. The Trust was formerly a Delaware corporation established in 1953 known as Istel Fund, Inc. On April 8, 1986, the shareholders of Istel Fund, Inc. (the Trust's predecessor) approved a plan of reorganization (the "Reorganization") under which Istel Fund, Inc. converted its corporate structure to change from a Delaware corporation to a Massachusetts business trust. In accordance with the terms and conditions of the Reorganization, Istel Fund, Inc. changed its name to Lepercq-Istel Trust. The Trust currently consists of one series, Lepercq-Istel Fund (the "Fund"). The principal investment objective of the Fund is long-term capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies.

 a) Investment Valuation--Investments in securities traded on a national securities exchange are valued at the last reported sale on the primary exchange on which they are traded. Investments not listed on a securities exchange and exchange-listed securities for which no sale was reported for that date are valued at the last reported bid price. Once short-term securities have a maturity of 60 days or less, they are valued at amortized cost which approximates market value; prior to that they are marked to market. Restricted securities for which quotations are not readily available are valued at fair value as determined by the Adviser under the supervision of the Board of Trustees.

 b) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income as well as any net realized gains to its shareholders. Therefore, no federal income tax provision is required. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

 c) Distributions to Shareholders--Dividends from net investment income are declared and paid semi-annually. Distributions of net realized capital gains, if any, will be declared at least annually.

 d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts on securities purchased are amortized over the life of the respective security.

2.   RESTRICTED SECURITIES

 On June 30, 1997, the Fund held certain restricted securities (i.e., securities which may not be publicly sold without registration under the federal Securities Act of 1933, as amended, or without an exemption under such
 Act). These securities were acquired from the Pilgrim Corporate Utilities Fund on July 29, 1994, under an Agreement on Transfer of Assets between Lepercq, de Neuflize &Co. Incorporated and Pilgrim Management Corporation. On June 30, 1997 and on the date these restricted securities were acquired, there were no market quotations available for unrestricted securities of the same class. In the opinion of the Fund's Adviser these securities are worthless. Consequently, each position has been valued at $1 for a total value for all restricted securities of $2. The value at which these securities were acquired by the Fund, the original cost of these securities to Pilgrim Corporate Utilities Fund and the net unrealized loss that accrues to the Fund from the acquisition of these securities are as follows:

                              ACQUISITION  ORIGINAL COST   NET UNREALIZED LOSS
                              COST TO FUND   TO PILGRIM      ACCRUED TO FUND
                              ------------  ------------    -----------------
 Westfed Holdings, Class B,
   Common                          $1           $1,148            $1,147
 Westfed Holdings, 15.50%,
   Convertible Preferred            1       11,125,662        11,125,661
                                            ----------        ----------
 Total restricted securities
   (Market Value
   of $2 at June 30, 1997)                 $11,126,810       $11,126,808
                                           ===========       ===========

3.   AGREEMENTS

 The Fund has entered into an investment advisory agreement with Lepercq, de Neuflize &Co. Incorporated (the "Adviser"). The Adviser is entitled to receive a fee, computed and accrued daily and payable quarterly, at the annual rate of 0.75% of the Fund's average daily net assets.

 For the six months ended June 30, 1997, the Fund paid Lepercq, de Neuflize Securities Inc., a wholly owned subsidiary of the Adviser $4,088 of brokerage commissions.

 Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank-holding company, serves as the Fund's custodian, transfer agent, administrator and accounting services agent.

 The Board of Trustees, on behalf of the Fund, has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Plan, the Fund may incur distribution expenses of up to 0.75% per annum of its average daily net assets. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which it pays fees of up to 0.25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. The Fund incurred $11,062 pursuant to the Plans for the six months ended June 30, 1997.

4.   CAPITAL SHARE TRANSACTIONS

 Transactions in shares of beneficial interest were as follows:

                                  SIX MONTHS ENDED       YEAR ENDED
                                   JUNE 30, 1997     DECEMBER 31, 1996
                                 -----------------   -----------------
 Shares subscribed                     30,910              44,196
 Shares issued to holders in
   reinvestment of dividends              --               51,131
 Shares redeemed                      (73,428)           (103,880)
                                      -------            --------
 Net (decrease)                       (42,518)             (8,553)
                                      =======            ========

5.   INVESTMENT TRANSACTIONS

 The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended June 30, 1997, were as follows:
                                           U.S. GOVERNMENT     OTHER
                                           ---------------    -------
 Purchases                                        --        $5,813,683
 Sales                                            --         8,330,453

 At June 30, 1997, gross unrealized appreciation and depreciation of investments for federal income-tax purposes were as follows:

 Appreciation                               $7,127,267
 (Depreciation)                            (11,934,782)
                                           -----------
 Net unrealized depreciation
   on investments                          $(4,807,515)
                                           ===========

 At June 30, 1997, the cost of investments for federal income-tax purposes was $27,798,408.

 The Fund acquired a tax capital loss carryforward from the Pilgrim CorporateUtilities Fund on July 29, 1994 under an Agreement on Transfer of Assets between the Adviser and Pilgrim Management Corporation. The Fund is limited to recognizing $332,593 of this loss per year until December 31, 2001. Net unrealized gains and losses may also differ for book and tax purposes as a result of disallowance for tax purposes of built-in losses that were acquired under the Agreement on Transfer of Assets.

TRUSTEES

Bruno Desforges       Chairman of the Board; Managing Director, Lepercq, de
                      Neuflize &Co. Incorporated; Director and Chairman of the
                      Board, Lepercq, de Neuflize Securities Inc.

Francois Letaconnoux  Director, President and Chief Executive Officer, Lepercq
                      Inc. and Lepercq, de Neuflize &Co. Incorporated; Director and President, Lepercq, de Neuflize Securities Inc.

Jean-Louis Milin      Managing Director, Banque de Neuflize, Schlumberger,
                      Mallet

Dr. Marvin Schiller*<F8>Former Managing Director, A.T. Kearney, Inc.

Franz Skryanz*<F8>    Financial Consultant; formerly, Treasurer, Chief
                      Financial Officer, Schenkers International

*<F8>Member of Audit, Ethics and Nominating Committees

OFFICERS

Andrew Hanson         Co-President

Tsering Ngudu         Co-President

Stephen T. Murphy     Secretary & Treasurer

Peter Hartnedy        Controller


Investment Adviser    Lepercq, de Neuflize &Co. Incorporated, New York

Underwriter & Distributor     Lepercq, de Neuflize Securities Inc., New York

Dividend Paying Agent,
  Transfer Agent, Custodian,
  Administrator and
  Accounting Services Agent   Firstar Trust Company, Wisconsin

Legal Counsel         Kramer, Levin, Naftalis & Frankel, New York

Independent Auditors  KPMG Peat Marwick LLP, Wisconsin

LEPERCQ-ISTEL FUND


(LEPERCQ-ISTEL LOGO)
1675 Broadway, New York, N.Y. 10019
Telephone: (212) 698-0749
Shareholder Services: (800) 497-1411


This report is issued for the information of shareholders of Lepercq-Istel Fund, and is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus.